DELAWARE GROUP CASH RESERVE

Delaware Cash Reserve Fund

Supplement to the Fund's Prospectuses
dated May 31, 2002

The following footnote is added to the total operating expenses line of the Fund's fees and expenses table currently found in the Fund's Prospectus on page 4:

The investment manager has agreed to waive fees and pay expenses through February 7, 2003 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and 12b-1 fees) from exceeding 0.70% of average daily net assets.

This supplement is dated November 7, 2002.